                                                                    EXHIBIT 10.7

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Loan Agreement (the "Amendment") dated August 30, 2001 by and between TRIPLE-S MANAGEMENT CORPORATION (hereinafter referred to as the "Borrower") and FIRSTBANK PUERTO RICO, a banking corporation duly organized and validly existing under the laws of the Commonwealth of Puerto Rico, (hereinafter referred to as the "Lender").

                                   WITNESSETH

         WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of August 31, 1999 (as may be further amended, modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, among other things, subject to the terms and conditions thereof, for a term loan in an aggregate amount not to exceed $20,000,000.00 (hereinafter referred to as the "Loan");

         WHEREAS, as of the date hereof the amount outstanding under the Loan is equal to the amount of $19,072,536.46;

         WHEREAS, the Borrower has requested the Lender to make certain accommodations and extend the maturity date of the Loan and restructure the repayment schedule of the Loan;

         WHEREAS, induced by the representation, warranties and covenants contained herein, the Lender is willing to grant the Borrower's requests and accordingly amend the Credit Agreement on the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Preamble. The preamble hereto is incorporated herein by reference so as to form a substantive part hereof.

         Section 2. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

         Section 3.        Representations and Warranties.

         (a) The Borrower represents and warrants that the representations and warranties made by the Borrower in the Credit Agreement are true and correct on and as the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) except as may be amended or modified herein.

         (b) The Borrower has no defenses, either in law or in equity, offsets, set-offs, claims or counterclaims of any nature or source, whether liquidated or unliquidated, against the Lender, in connection with the Credit Agreement, the other Loan Documents or any other document, agreement or instrument relating thereto.

         (c) The Borrower has power and authority to execute and deliver this Amendment and any other document, agreement or instrument relating thereto.

         (d) This Amendment has been duly and validly executed and delivered by the Borrower and constitutes the Borrower's valid and binding obligation, enforceable against the Borrower in accordance with its terms.

         Section 4. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 5 hereof, but with effect on and after the date hereof:

         (a) Section 1.1 of the Credit Agreement shall be amended, to read as follows:

                  "Governmental Authority" means any municipal, Commonwealth, state or federal governmental authority (domestic or foreign) having jurisdiction over the Borrower and/or the Subsidiaries or the transactions contemplated in this Agreement.

                  "Termination Date" means the earlier of (i) August 1, 2007 or
                  (ii) the date of termination of this Agreement pursuant to
                  Section 6.1.

                  "Subsidiary" means Triple-S, Inc., Triple-C, Inc., Seguros Triple-S, Inc. and Seguros de Vida Triple-S, Inc. and/or any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation is at the time directly or indirectly owned or controlled by the Borrower or by one or more Subsidiaries.

         (b) Section 2.3 of the Credit Agreement is herein deleted and replaced in its entirety with the following:

                  The aggregate principal amount of the Loan shall be reduced by the Borrower to the amounts and on the dates set forth below and the Borrower shall make on or before the Termination Date a last installment in such amount as may be necessary to repay in full the then outstanding balance of principal and interest of the Loan:

DATE               PRINCIPAL OUTSTANDING BALANCE
----               -----------------------------

8/1/2002                   $18,000,000
8/1/2003                   $16,500,000
8/1/2004                   $15,000,000
8/1/2005                   $13,500,000
8/1/2006                   $12,000,000
8/1/2007                       -0-

         All repayments made by Borrower to Lender to effectuate the reductions described hereinabove shall be made in an aggregate principal amount of not less than $250,000.00 and in integral multiples of $50,000.00.

         (c) Section 5.1(a) of the Credit Agreement is herein deleted and replaced in its entirety with the following:

         (a) Comply and cause its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders of any Governmental Authority, including without limitation minimum capital requirements imposed by the Insurance Commissioner of the Commonwealth except where such non-compliance is not reasonably likely to have a Material Adverse Effect.

         Section 5. Conditions to Effectiveness. The amendments and modifications set forth in Section 4 hereof shall become effective as of the date hereof, upon the satisfaction of each of the following conditions to effectiveness:

         (a) The Lender shall have received this Amendment duly executed and delivered by the Borrower.

         (b) The Borrower shall have paid to the Lender a structuring fee equal to $47,500.00 and shall have paid all expenses and counsel's fees incurred in connection with the preparation and execution of this Amendment.

         (c) The Lender shall have received satisfactory evidence that the Borrower is in full compliance with each of the conditions, representations and warranties set forth in Articles 3 and 4 of the Credit Agreement.

         (d) The Lender shall have received such other certificates, opinions, documents and/or instruments confirming or otherwise relating to the transactions contemplated in this Amendment as may be reasonably requested by the Lender.

         Section 6. Confirmation. The Borrower hereby expressly confirms, reaffirms and ratifies to the Lender the liens, security interest and any other rights afforded to the Lender pursuant to the Loan Documents.

         Section 7. Acknowledgment. The Borrower hereby acknowledges and agrees that the Credit Agreement, as amended hereby is valid, binding and enforceable in all respects and that the Borrower's obligations to the Lender are not subject to any defenses, either in law or in equity, including without limitation, any offsets, set offs, claims or counterclaims against the Lender, as the case may be. The Borrower acknowledges that no agreements or representations by or on behalf of the Lender, which are enforceable by the Borrower have been made or exist between the parties in connection with the past transactions or the transactions evidenced by this Amendment, other than in the Loan Documents and this Amendment.

         Section 8. No Other Amendment. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and any other document, agreement and instrument relating thereto shall remain in full force and effect in accordance with their respective terms, without any amendment, modification or waiver of any provision thereof. Each reference to the Credit Agreement and words of similar import in the Loan Documents shall be further amended, supplemented and otherwise modified and in effect from time to time.

         Section 9. Governing Law. In all respects, including all matters of construction, validity and performance, this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth.

         Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one document, and shall become effective when copies hereof which, when taken together, bearing the signatures of each of the parties hereto shall be delivered to the Lender.

         Section 11. No Novation. The Borrower hereby unconditionally ratifies, reaffirms, extends and accepts the Loan Documents. The parties hereto state that it is not their intention to effect a novation of the obligations and undertakings of the Borrower under the Credit Agreement, the other Loan Documents and any other document, agreement or instrument relating thereto, but only to ratify, reaffirm and accept them and to accomplish the amendments herein set forth. Except for such amendments, the Credit Agreement and the Loan Documents and all terms, covenants, conditions and matters therein contained shall continue in full force and effect.

         Section 12. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


FIRSTBANK PUERTO RICO                        TRIPLE-S MANAGEMENT
                                             CORPORATION


By: /s/ Randolfo Rivera Sanfeliz             By: /s/ Miguel A. Vazquez Deynes
   --------------------------------             -------------------------------
Name: Randolfo Rivera Sanfeliz               Name: Miguel A. Vazquez Deynes
Title: Executive Vice President              Title: President

Affidavit No. 15 of (Copia)


         Sworn and subscribed before me by Miguel A. Vazquez Deynes, of legal age, married, executive and resident of San Juan Puerto, Puerto Rico as President of Triple-S Management Corporation and by Randolfo Rivera Sanfeliz, of legal age, married, executive and resident of Guaynabo, Puerto Rico as Executive Vice President of Firstbank Puerto Rico, personally known to me. In San Juan, Puerto Rico this 30th day of August 2001.


                        (SEAL)               /s/ Miguel Agustin Blanco Fuertes
                                             ----------------------------------
                                                         Notary Public

                  MORTGAGE NOTES PLEDGE AND SECURITY AGREEMENT

         This Mortgage Notes Pledge and Security Agreement (the "Agreement") dated as of the 31st day of August, 1999, by and between TRIPLE-S MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the "Pledgor") and FIRSTBANK PUERTO RICO, a Puerto Rico banking corporation (hereinafter referred to as the "Bank").

                                  WITNESSETH:

         WHEREAS, the Pledgor and the Bank have entered into a Credit Agreement dated as of June 29, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement 1"), providing, subject to the terms and conditions thereof, for loans to be made by the Bank to the Pledgor in an aggregate principal amount not exceeding $41,000,000.

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Pledgor and the Bank are entering into a Credit Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Bank to the Pledgor in an aggregate principal amount not exceeding $20,000,000.

         To induce the Bank to enter into the Credit Agreement 1 and the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor has granted a security interest in the Collateral (as defined in the Credit Agreement 1) as security for the Secured Obligations 1 (as so defined) and has agreed on a subordinated basis to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined).

         NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

         1.       Definitions.

                  Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement that are defined in the Credit Agreement and that are not otherwise defined herein shall have the meaning set forth therein. All terms defined in this Agreement in the singular form shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereinunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. Unless the context indicates otherwise, the definitions in the PR UCC (as hereinafter defined) as in effect in the Commonwealth of Puerto Rico on the Effective Date apply to words and phrases in this Agreement; if definitions in the PR UCC (as hereinafter defined) conflict, definitions in Chapter 9 of the PR UCC (as hereinafter defined) apply. In addition, as used herein:

                  "Agreement" shall have the meaning ascribed thereto in the preamble of this Mortgage Notes Pledge and Security Agreement.

                  "Bank" shall have the meaning ascribed thereto in the preamble of this Agreement.

                  "Credit Agreement" shall have the meaning ascribed thereto in the preamble of this Agreement.

                  "Credit Agreement 1" shall have the meaning ascribed thereto in the preamble of this Agreement.

                  "Effective Date" shall mean the date hereof.

                  "Pledgor" shall have the meaning ascribed thereto in the preamble of this Agreement.

                  "Proceeds" shall mean all proceeds, as such term is defined in Section 9-306(1) of the PR UCC as in effect on the Effective Date and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to or on behalf of the Pledgor from time to time with respect to the Mortgage Notes, the Mortgages and/or the Mortgaged Property covered by the Mortgages; (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure, taking or forfeiture of all or any of the Mortgage Notes, the Mortgages and/or the Mortgaged Property covered by the Mortgages by any governmental authority; and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Mortgage Notes, the Mortgages and/or the Mortgaged Property covered by the Mortgages.

                  "Mortgages" shall mean each deed of constitution of mortgage securing the corresponding Mortgage Note constituted over the corresponding Mortgaged Property.

                  "Mortgage Notes" shall have the meaning ascribed thereto in
Section 2.1(i) of this Agreement.

                  "Mortgaged Property" shall have the meaning ascribed thereto in Section 4.11 of this Agreement.

                  "PR UCC" shall mean the Commercial Transactions Act of the Commonwealth of Puerto Rico created by Act No. 208 of August 17, 1995, as amended by Act No. 176 of August 31, 1997, Act No. 241 of September 19, 1996, Act No. 1 of January 17, 1997, Act No. 26 of June 30, 1997 and Act No. 214 of December 31, 1997 and as may be further amended and in effect from time to time in the Commonwealth of Puerto Rico, and any successor statute.

                  "Secured Obligations" shall mean collectively, (a) the principal and interest (including, without limitation, interest accruing after the maturity of the loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the loans made by the Bank to the Pledgor and all other amounts from time to time owing to the Bank by the Pledgor under the Loan Documents, (b) all Obligations of the Pledgor to the Bank under the Loan Documents and (c) all obligations of the Pledgor to the Bank under this Agreement.

                  "Secured Obligations 1" shall have the meaning ascribed to the term 'Secured Obligations' as defined in the Credit Agreement 1.

         2.       Pledge and Grant of Security Interest.

                  2.1 As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby pledges and delivers to the Bank and grants to the Bank as hereinafter provided a continuing security interest, subordinated and junior to the pledge and security interest granted to secured the Secured Obligations 1, in the following properties and/or instruments, whether now owned by the Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "Collateral"):

                           (i) All of the mortgage notes (each a "Mortgage Note" and collectively, the "Mortgage Notes") secured by the respective Mortgages, as listed and more fully described in Exhibit A annexed hereto and made a part hereof.

                           (ii)     All extensions, modifications,
                                    improvements, betterments, renewals,
                                    accessions, substitutes and replacements of, and all additions and appurtenances to, any and all of the property of the Pledgor described in the preceding clause of this
                                    Section 2.1.

                           (iii)    All Proceeds of any and all of the
                                    foregoing, including without limitation, all cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Mortgage Notes and all proceeds derived from the enforcement thereof or of the Mortgages or other security therefor.

                  2.2 The Bank (by its acceptance of the benefits of this Agreement) and the Pledgor consent and agree to the possession of the Mortgage Notes by the Bank.

         3.       Security for the Secured Obligations.

                  The pledge and security interest created hereby upon the Collateral constitute continuing collateral security for the Secured Obligations and is subordinated and junior to the pledge and security interest created upon the Collateral constituting a continuing first priority security for the Secured Obligations 1.

         4.       Representations and Warranties.

                  The Pledgor hereby represents and warrants as follows:

                  4.1 Upon the filing of the Mortgages for recordation in the Guaynabo Section and the Third Section of San Juan, as the case may be, of the Registry of the Property of the Commonwealth of Puerto Rico, the Mortgages will be recorded and upon recordation will constitute a duly perfected valid mortgage lien effective as of the date of filing for recordation on the Mortgaged Property therein described with the priority therein set forth.

                  4.2 All mortgage recording taxes, notary fees, documentary fees, stamp taxes, and other taxes, fees and expenses required to be paid in connection with the execution and recording of the Mortgage, have been paid in full.

                  4.3 The Pledgor is and will be at all times during the term of this Agreement the sole beneficial and legal owner of the Collateral free and clear of any lien, security interest, pledge, option or other charge, claim or encumbrance, except for the pledge and security interest created to secured the Secured Obligations 1 and for the pledge and security interest created by this Agreement.

                  4.4 The exercise by the Bank of any of its rights and remedies hereunder in accordance with the terms of this Agreement will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties except the pledge and security interest created hereby.

                  4.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for (i) the pledge and the creation of a security interest by the Pledgor to the Bank of all of the Pledgor's rights, title and interest in and to the Collateral and the perfection of the pledge and security interest of the Mortgage Notes pursuant to this Agreement, or (ii) the exercise by the Bank of any of its rights and remedies hereunder, except for such filings as may be required under the PR UCC.

                  4.6 Upon delivery of the Mortgage Notes to the Bank and the continued possession of the Mortgage Notes by the Bank, this Agreement creates a valid perfected first priority pledge and security interest in favor of the Bank in the Mortgage Note as security for the Secured Obligations subject to no superior lien, security interest, adverse claim, charge or encumbrance, except for the pledge and security interest created to secured the Secured Obligations 1.

                  4.7 Each Mortgage Note is secured by, and is entitled to, the benefits of the Mortgage securing the same.

                  4.8 This Agreement, the Mortgages and the Mortgage Notes constitute the valid and binding obligations of the Pledgor enforceable in accordance with their respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  4.9 The Pledgor has all necessary power and authority to make and carry out this Agreement, to pledge to the Bank all of its right, title and interest in and to the Mortgage Notes and to create a security interest in the Collateral. The Pledgor is duly authorized to execute and deliver this Agreement.

                  4.10 The Pledgor does not have or operate in any jurisdiction under, or in the preceding ten (10) years has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name.

                  4.11 The Pledgor is the owner of record, with valid, good and insurable fee simple ("pleno dominio") title to each portion of the real properties encumbered by the Mortgages (collectively, the "Mortgaged Property"), free and clear of all liens, charges, encumbrances and rights of third parties, other than the lien of the Mortgages, the other encumbrances referred to in the Mortgages or permitted under the Credit Agreement.

                  4.12 Each Mortgaged Property is served by all utilities required or necessary for current use or the Pledgor has otherwise built the necessary infrastructure to provide all utility services required for the proper operation thereof. All streets necessary to serve the Mortgaged Property are completed and serviceable and to righteous knowledge have been dedicated and accepted as such by the appropriate governmental authorities. The Pledgor has access to the Mortgaged Property from public roads or other right of way easements sufficient to allow the Pledgor and its tenants and invitees to conduct its and their businesses at the Mortgaged Property in accordance with sound commercial practices.

         5.       Covenants.

                  So long as any of the Secured Obligations shall remain outstanding and unpaid and until the Commitment of the Bank under the Credit Agreement shall have expired or been terminated, unless the Bank shall otherwise consent in writing (to be given or withheld in its sole discretion):

                  5.1 The Pledgor will at its expense, at any time from time to time, promptly execute and deliver all further instruments, financing statements and documents and take all further action which may be necessary or that the Bank may reasonably request in order (i) to establish, perfect and protect the pledge and security interest created hereby, and maintain a valid, enforceable, second priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the PR UCC (ii) to enable the Bank to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (iii) to otherwise effect the purposes of this Agreement.

                  5.2 The Pledgor will comply with all Federal, Commonwealth of Puerto Rico and local laws, and regulations affecting the Mortgaged Property, Mortgage Notes and/or the Mortgages, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  5.3 Except for the pledge and security interest created to secured the Secured Obligations 1 and for the pledge and security interest created hereby, the Pledgor will not (i) assign, exchange or otherwise dispose of the Collateral or any interest therein or attempt, offer or contract to do so or (ii) create or suffer to exist any mortgage, lien, security interest, attachment or other charge or encumbrance upon or with respect to Collateral.

                  5.4 The Pledgor will not take any action that would in any manner impair the value or enforceability of the Bank's pledge and security interest in the Collateral and will take such actions as are necessary to preserve the value and enforceability of the Bank's pledge and security interest created by this Agreement.

                  5.5 The Pledgor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against the Mortgaged Property, except to the extent that the validity thereof is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been made and set aside on its books for the payment thereof.

                  5.6 The Pledgor shall, at its expense, maintain the Mortgaged Property insured by such insurance companies, in such amounts, covering such loss, damage and risks and in the form and manner required under the Credit Agreement.

                  5.7 The Pledgor shall pay, or cause to be paid, when due all charges for all utility services in connection with the Mortgaged Property and shall comply with all contracts relating to such services.

         6.       Remedies Upon Default.

                  If any Event of Default shall have occurred and be continuing:

                  6.1 The Bank shall, to the fullest extent permitted by applicable law, have the right to foreclose on the lien of the pledge and security interest herein granted upon the Collateral.

                  6.2 The Bank may bring legal action or proceedings for the collection of the Secured Obligations, and at its option, simultaneously or thereafter foreclose the Mortgages or any of them without first foreclosing the pledge and security interest herein created.

                  6.3 The Bank may exercise, to the fullest extent permitted by applicable law, in addition to its rights and remedies provided for herein or otherwise available to it at law or in equity, all of the rights and remedies of a secured party under the PR UCC and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted.

                  6.4 Any amounts realized by the Bank from the foreclosure of the Mortgages shall be applied by the Bank, in whole or in part and in such order as the Bank shall elect: FIRST, against all or any part of the Secured Obligations 1 and SECOND, against all or any part of the Secured Obligations.

                  6.5 In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts of the Secured Obligations 1 and the Secured Obligations to which the Bank is legally entitled, the Pledgor shall be liable for the deficiency, together with the default interest rate provided in the Credit Agreement to the extent permitted by law.

                  6.6 Any balance of proceeds remaining after the Secured Obligations 1 and the Secured Obligations have been paid and performed in full shall be paid over to the Pledgor or to whomever may be lawfully entitled to receive the same.

         7.       Indemnity and Expenses.

                  7.1 The Pledgor agrees to indemnify and hold the Bank, and each Affiliate of the Bank (each such Person being called an "Indemnitee") harmless from and against any losses, liabilities, claims and damages including reasonable attorneys' fees and disbursements, and other reasonable expenses incurred or arising by reason of the taking or the failure to take action by the Bank, in good faith, with respect of any transaction effected under this Agreement or in connection with the pledge provided for herein, except that such indemnity shall not be available to the extent that such losses liabilities, claims, damages and related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  7.2 The Pledgor agrees to pay to the Bank all reasonable out-of-pocket costs and expenses and all reasonable fees, expenses and disbursements of the Bank, incurred in connection with the execution and delivery of this Agreement and the enforcement by the Bank of the provisions of this Agreement and of any transactions effected in connection herewith, including without limitation, all internal revenue stamps, filing and recording fees payable in connection with the foreclosure of the Mortgages and the termination or cancellation of any other liens upon the Mortgaged Property covered thereby.

                  7.3 The obligations of the Pledgor under this Section 7 shall survive the termination of this Agreement.

         8.       Interest Absolute.

                  Except as expressly provided herein, all rights and interests of the Bank and the pledge and security interest constituted hereunder, and all agreements and obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

                  8.1 any lack of validity or enforceability of the Mortgage Notes, the Mortgages, and/or the other Loan Documents;

                  8.2 any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document;

                  8.3 any exchange, release or non-perfection of any lien on or security interest in, any Collateral or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                  8.4 to the fullest extent permitted by law, any other circumstances that might to the fullest extent permitted by law, any other circumstances that might otherwise constitute a defense available, or discharge of, the Pledgor in respect of the Secured Obligations or this Agreement otherwise constitute a defense available, or discharge of, the Pledgor in respect of the Secured Obligations or this Agreement.

                  Without limiting the generality of the foregoing, the Pledgor hereby consents to, and hereby agrees, that the rights of the Bank hereunder, and the liability of the Pledgor hereunder, shall not be affected by any and all releases of any Collateral from the lien and security interest created by this Agreement, the Loan Documents or any other agreement or instrument. This Agreement and the lien and security interest created hereby shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Bank and/or the Bank upon the insolvency, bankruptcy or reorganization of the Pledgor, or otherwise, all as though such payment had not been made.

         9.       Notice.

                  Except as otherwise provided herein, all notices, requests and other communications hereunder shall be given as provided in, and with the effect set forth in, the Credit Agreement.

         10. Limitation of the Bank's Duties in Respect of the Mortgage Notes and other Provisions Concerning the Collateral.

                  10.1 Other than holding the possession of the Mortgage Notes in accordance with safe and sound banking practices, the Bank shall not have any other duty under Section 9-207 of the PR UCC to the Pledgor and/or any other Person as to the Mortgage Notes in its possession and control or any income thereon, or as to the preservation of rights against third parties or any other rights pertaining thereto. The Bank assumes no responsibility for the correctness, validity or genuineness of the Mortgage Notes and/or the Mortgages.

                  10.2 The Pledgor hereby irrevocably appoints the Bank as the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Bank's discretion, after the occurrence and continuance of an Event of Default, to take any action and to execute any instrument that the Bank may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation, (i) to obtain and adjust insurance required to be paid to the Bank with respect to the Mortgaged Property or the rents thereunder, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for moneys due and to becomes due under or in respect of any Collateral or the Mortgaged Property, (iii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, and
(iv) to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable to enforce the rights of the Bank with respect to any Collateral or the Mortgaged Property.

                  10.3 If the Pledgor fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Bank incurred in connection therewith shall be payable by the Pledgor pursuant to Section 7 hereof.

         11.      Miscellaneous.

                  11.1 No amendment of any provisions of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Bank and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  11.2 No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right precludes any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Bank provided herein and/or in the Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Bank under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Bank to exercise any of its rights under any other Loan Document against such party or against any other Person.

                  11.3 All rights granted to the Bank hereunder shall be exercised solely at the discretion of the Bank and nothing in this Agreement shall be construed as obligating the Bank to exercise any said rights.

                  11.4 Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  11.5 This Agreement shall be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Bank hereunder, to the Bank and its successors, transferees and assigns. Without limiting the generality of the immediately preceding sentence, any person who shall succeed the Bank under the Loan Documents shall become vested with all of the benefits in respect thereof granted to the Bank herein or therein, and the Bank may assign or otherwise transfer its rights under the Loan Document to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to the Bank herein or therein. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Bank (to be given or withheld in its sole discretion).

                  11.6 When all Secured Obligations 1 and Secured Obligations shall have been paid in full and the Commitment of the Bank under the Credit Agreement shall have expired or been terminated, the lien and security interest created hereby and this Agreement shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Mortgage Notes shall revert to the Pledgor. Upon such termination, (i) the Bank shall return and deliver the Mortgage Notes to the Pledgor without recourse, representation or warranty, and (ii) the Bank will, upon the Pledgor's request and at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and the reversion of such rights.

                  11.7 Section headings used in this Agreement are for convenience or reference only and do not constitute part of this Agreement for any other purpose.

                  11.8 This Agreement is to be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico without respect to any otherwise applicable principles of conflict of law, both as to interpretation and performance.

                  11.9 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  11.10 The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Credit Agreement. In the event of any inconsistency between this Agreement and the Credit Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable first priority lien and security interest under applicable law upon the Collateral, but otherwise, provisions of the Credit Agreement shall be controlling.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto through their authorized representatives and is effective as of the day and year first written above.


TRIPLE-S MANAGEMENT CORPORATION              FIRSTBANK PUERTO RICO


By: /s/ Miguel A. Vazquez Deynes             By: /s/ Randolfo Rivera Sanfeliz
   -------------------------------              -------------------------------
Name: Miguel A. Vazquez Deynes               Name: Randolfo Rivera Sanfeliz
Title: President                             Title: Executive Vice President

Affidavit No. 6,611 (copy)


         Sworn and subscribed before me by Miguel A. Vazquez Deynes, of legal age, married, executive and resident of San Juan Puerto, Puerto Rico as President of Triple-S Management Corporation and Randolfo Rivera Sanfeliz, of legal age, married, executive and resident of Guaynabo, Puerto Rico as Executive Vice President of Firstbank Puerto Rico, both personally known to me. In San Juan, Puerto Rico, this 31st day of August 1999.


                        (SEAL)               /s/ Leopoldo J. Cabassa Sauri
                                             ----------------------------------
                                                        Notary Public


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


                                EXHIBIT A TO THE
                  MORTGAGE NOTES PLEDGE AND SECURITY AGREEMENT
                  DESCRIPTION OF MORTGAGE NOTES AND MORTGAGES

1. Mortgage Note in the principal sum of $29,723,000.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 3 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.

2. Mortgage Note in the principal sum of $2,812,500.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 4 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.

3. Mortgage Note in the principal sum of $1,800,000.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 5 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.

4. Mortgage Note in the principal sum of $989,100.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 6 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.

5. Mortgage Note in the principal sum of $1,058,400.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 7 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.

6. Mortgage Note in the principal sum of $2,097,000.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 8 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.

7. Mortgage Note in the principal sum of $2,520,000.00 payable on demand to the bearer thereof executed by the Pledgor on June 29, 1999 secured by a mortgage constituted pursuant to the terms and conditions of Deed No. 9 of Constitution of Mortgage executed by the Pledgor on June 29, 1999 before Notary Public Leopoldo J. Cabassa Sauri.


                                      13